UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 28, 2016

RANGEFORD RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54306	77-116182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

566 Silicon Drive, Suite 103, Southlake, Texas	76092
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(800) 699-9064

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1— Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On July 6 1, 2016, we amended the $1,250,000 Revolving Credit Note (the "Revolving Note") from Cicerone Corporate Development, LLC ("Cicerone"). The 3nd Amendment of the Revolving Credit Note Agreement increases the Revolver Commitment from $1,250,000 to $1,750,000, adds a limited conversion provision at $1.00/share and extends the maturity date to June 30, 2018.

Item 9.01. Exhibits

The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.                                                                             Description

99.1            Third Amendment to Revolving Credit Note Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGEFORD RESOURCES, INC.

Date: July 28, 2016	By:	/s/ Thomas E. Lindholm
Thomas E. Lindholm, CEO